                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       SEPTEMBER 24, 1998
                                                --------------------------------

                               PHARMACYCLICS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                          0-27066                     94-3148201
----------------------------             ------------               -------------------
(State or other jurisdiction             (Commission                  (IRS Employer
     of incorporation)                   File Number)               Identification No.)

995 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA                            94086
---------------------------------------------                         ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (408) 774-0330
                                                    ------------------------


                                      NONE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On September 24, 1998, the Board of Directors of Pharmacyclics, Inc. (the "Company") amended its Rights Agreement, dated April 19, 1997, between the Company and BankBoston, N.A. (the "Rights Agent") (the "Agreement"), to delete "continuing director" provisions throughout the Agreement.

     The Form of First Amendment to the Rights Agreement between the Company and the Rights Agent, eliminating "continuing director" provisions, is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the "continuing director" provisions is qualified in its entirety by reference to such exhibit.

Item 7. Exhibits.

        4.1 Form of First Amendment to the Rights Agreement between the Company and BankBoston, N.A.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PHARMACYCLICS, INC.




DATE:  December 23, 1998      By: /s/ Leiv Lea
                                  ----------------------------------------------
                              Name:  Leiv Lea
                              Title:  Vice President, Finance and Administration
                                      and Chief Financial Officer


                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER                          DOCUMENT DESCRIPTION
-------                         --------------------
 4.1        Form of First Amendment to the Rights Agreement between the
            Company and BankBoston, N.A.